UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2019

EnerSys

(Exact name of registrant as specified in its charter)

Delaware	1-32253	23-3058564
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2366 Bernville Road

Reading, Pennsylvania 19605

(Address of principal executive offices) (Zip Code)

(610) 208-1991

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ENS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 18, 2019, EnerSys, a Delaware corporation (the “Company”), Altor Fund II GP Limited, a Jersey company (“Altor”), and the persons listed as minority sellers therein (together with Altor, the “Sellers”), entered into a Share Purchase Agreement (the “Purchase Agreement”). Pursuant to the terms of the Purchase Agreement, the Company (through one or more wholly owned subsidiaries) will acquire all of the equity of N Holding, AB, a Swedish limited company (“N Holding”), for $78 million dollars in cash consideration and the assumption of $104.5 million dollars in debt, to be funded using existing cash and credit facilities, subject to adjustments as set forth in the Purchase Agreement (the “Transaction”). The Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions. The Transaction is expected to close in the next fifteen (15) days, subject to the satisfaction of customary closing conditions.

N Holding, through its direct and indirect subsidiaries, manufactures and distributes thin plate pure lead (TPPL) batteries and battery enclosures.

The foregoing summary of the Purchase Agreement, N Holding and the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which will be filed with the Company’s Form 10-Q for the quarter ending September 29, 2019.

On September 19, 2019, the Company issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a copy of the press release issued by the Company on September 19, 2019 announcing the execution of the Purchase Agreement.

The information under Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Securities and Exchange Act of 1934 or under the Securities Act of 1933, except to the extent specifically provided in any such filing.

Item 9.01	Other Events.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated September 19, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERSYS

Date: September 19, 2019	By:	/s/ Michael J. Schmidtlein
	Name:	Michael J. Schmidtlein
	Title:	Chief Financial Officer